UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2008

Atmospheric Glow Technologies, Inc.
(Exact name of registrant as specified in charter)

Delaware	333-11591	62-1647888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

924 Corridor Park Blvd., Knoxville, Tennessee 37932-3723
(Address of principal executive offices)

(865) 777-3776
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

OTHER EVENTS.

On May 20, 2008, Atmospheric Glow Technologies, Inc. learned that the Department of Justice had issued, as of that date, an indictment against the Company as a result of its investigation of alleged violations of the United States Arms Export Controls Act by the Company and a University of Tennessee Plasma Sciences Professor under the subcontract of AGT.

AGT’s Board of Directors and Management have read the indictment and contend that the Company is innocent of the charges.  The management of AGT will seek permission of the U.S. Bankruptcy Court to retain special counsel to assist bankruptcy counsel in addressing the indictment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Atmospheric Glow Technologies, Inc.

Date: May 20, 2008	By:	/s/ W. Scott McDonald
W. Scott McDonald
	Title:	Chief Executive Officer